MEEHAN FOCUS FUND

               Supplement to the Prospectus dated December 1, 1999

         Under the caption on page 1 entitled "What are the Fund's Principal Investment Strategies?", the third bullet point following the phrase "The Advisor attempts to achieve the Fund's investment goals by:" is deleted and replaced with the following:


         o with respect to 85% of the Fund's assets (valued at time of investment), holding a focused portfolio of no more than 25 issuers.



The date of this supplement is June 30, 2000.